UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2019
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Audentes Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37833	46-1606174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 California Street, 17th Floor San Francisco, CA 94108		94108
(Address of Principal Executive Offices)		(Zip Code)
Registrant's Phone Number, including Area Code: (415) 818-1001
Not Applicable
(Former Name of Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.00001 per share	BOLD	The Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Form 8-K filed by the Audentes Therapeutics, Inc. (the “Company”) on May 28, 2019, the Company disclosed that on May 23, 2019, it was determined that John Gray, Ph.D., Senior Vice President and Chief Technology Officer of the Company, would depart from the Company, effective May 31, 2019.
In connection with Dr. Gray’s departure, the Company and Dr. Gray entered into a separation agreement (the “Gray Separation Agreement”) setting for the terms of Dr. Gray’s separation from the Company. Pursuant to the Gray Separation Agreement, Dr. Gray will receive (1) a lump sum cash payment of $153,750, which is equal to 4.5 months of Dr. Gray’s annual base salary, to be paid on or before July 30, 2019, (2) a lump sum cash payment of $61,500, which is equal to 37.5% of Dr. Gray’s target bonus for the 2019 fiscal year, to be paid when annual bonuses are otherwise paid to active employees, but no later than March 15, 2020, and (3) reimbursement for any monthly COBRA premium payments for 12 months, subject to certain limitations. The Gray Separation Agreement also includes a general release in favor of the Company. The foregoing description of the Gray Separation Agreement is qualified in its entirety by reference to the text of the Gray Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2019.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 7, 2019, the Company held its 2019 Annual Meeting of Stockholders and the following proposals were adopted:

1.
Election of three Class III directors, Scott Morrison, Matthew Patterson and Julie Anne Smith, each to serve three-year terms through the third annual meeting of stockholders following the 2019 annual meeting and until a successor has been elected and qualified or until earlier resignation or removal:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Scott Morrison	26,786,258	8,037,562	4,794,610
Matthew Patterson	26,752,530	8,071,290	4,794,610
Julie Anne Smith	26,642,439	8,181,381	4,794,610

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

Shares For	Shares Against	Shares Abstaining
39,573,028	3,986	41,416

3.	Non-binding advisory approval on the compensation of our Named Executive Officers:

Shares For	Shares Against	Shares Abstaining
34,403,231	383,620	36,969

4.	Non-binding advisory approval of the frequency of advisory votes on the compensation of our Named Executive Officers:

One Year	Two Years	Three Years	Shares Abstaining
34,172,036	35,340	581,863	34,581

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Audentes Therapeutics, Inc.
Date: June 7, 2019	By:	/s/ Mark Meltz
Mark Meltz
Senior Vice President, General Counsel